UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2025

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-14875	52-1261113
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 12th Street NW, Washington, D.C. 20004
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (202) 312-9100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each Exchange on which Registered
Common Stock, par value $0.01 per share	FCN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02.	Results of Operations and Financial Condition

On October 23, 2025, FTI Consulting, Inc. (“FTI Consulting” or the “Company”) issued a press release announcing financial results for the three months and nine months ended September 30, 2025. A copy of the press release (including accompanying financial tables) (the “Press Release”) is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein. The Company also held a conference call on October 23, 2025 to announce financial results for the three months and nine months ended September 30, 2025. The text of the transcript of the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K. The Company also uses a presentation from time to time in its discussions with investors and analysts (the “Presentation”). The Presentation includes FTI Consulting’s past and present financial results, operating data and other information. A copy of the Presentation is furnished as Exhibit 99.3 to this Current Report on Form 8-K and has been posted to the FTI Consulting website at www.fticonsulting.com.

ITEM 7.01.	Regulation FD Disclosure

In the Press Release and Presentation and during the call, FTI Consulting may have used or discussed information derived from consolidated and segment financial information that may not be presented in its financial statements or prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Certain of these measures are considered “non-GAAP financial measures” under rules promulgated by the Securities and Exchange Commission (the “SEC”). Specifically, the Company may have referred to the following non-GAAP financial measures:

•	Total Segment Operating Income

•	Adjusted Segment EBITDA

•	Total Adjusted Segment EBITDA

•	Adjusted EBITDA

•	Adjusted EBITDA Margin

•	Adjusted Net Income

•	Adjusted Earnings per Diluted Share

•	Free Cash Flow

FTI Consulting has included the definition of Segment Operating Income (Loss), which is a GAAP financial measure, below in order to more fully define the components of certain non-GAAP financial measures in the accompanying analysis of financial information.

FTI Consulting defines Segment Operating Income as a segment’s share of consolidated operating income. FTI Consulting defines Total Segment Operating Income, which is a non-GAAP financial measure, as the total of Segment Operating Income for all segments, which excludes unallocated corporate expenses. The Company uses Segment Operating Income for the purpose of calculating Adjusted Segment EBITDA, which is a non-GAAP financial measure. FTI Consulting defines Adjusted Segment EBITDA as Segment Operating Income before depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges. The Company uses Adjusted Segment EBITDA as a basis to internally evaluate the financial performance of its segments because the Company believes it reflects core operating performance and provides an indicator of the segment’s ability to generate cash. FTI Consulting defines Total Adjusted Segment EBITDA, which is a non-GAAP financial measure, as the total of Adjusted Segment EBITDA for all segments, which excludes unallocated corporate expenses.

FTI Consulting defines Adjusted EBITDA, which is a non-GAAP financial measure, as consolidated net income before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, gain or loss on sale of a business and losses on early extinguishment of debt. FTI Consulting defines Adjusted EBITDA Margin, which is a non-GAAP financial measure, as Adjusted EBITDA as a percentage of total revenues. The Company believes that these non-GAAP financial measures, when considered together with its GAAP financial results and GAAP financial measures, provide management and investors with a more complete understanding of FTI Consulting’s operating results, including underlying trends. In addition, EBITDA is a common alternative measure of operating performance used by many of FTI Consulting’s competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in FTI Consulting’s industry. Therefore, the Company also believes that these non-GAAP financial measures, considered along with corresponding GAAP financial measures, provide management and investors with useful supplemental information.

FTI Consulting defines Adjusted Net Income and Adjusted Earnings per Diluted Share (“Adjusted EPS”), which are non-GAAP financial measures, as net income and earnings per diluted share (“EPS”), respectively, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, the gain or loss on sale of a business, and losses on early extinguishment of debt. The Company uses Adjusted Net Income for the purpose of calculating Adjusted EPS. Management uses Adjusted EPS to assess total Company operating performance on a consistent basis. The Company believes that these non-GAAP financial measures, when considered together with its GAAP financial results and GAAP financial measures, provide management and investors with useful supplemental information on its business operating results, including underlying trends.

FTI Consulting defines Free Cash Flow, which is a non-GAAP financial measure, as net cash provided by (used in) operating activities less cash payments for purchases of property and equipment. The Company believes this non-GAAP financial measure, when considered together with its GAAP financial results, provides management and investors with useful supplemental information on the Company’s ability to generate cash for ongoing business operations and capital deployment.

Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable with other similarly titled measures of other companies. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in FTI Consulting’s Condensed Consolidated Statements of Comprehensive Income and Condensed Consolidated Statements of Cash Flows. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the accompanying tables to the Press Release, the Presentation, and the Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 filed with the SEC on October 23, 2025.

The information included herein, including Exhibit 99.1, Exhibit 99.2, and Exhibit 99.3 furnished herewith, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.

ITEM 8.01.	Other Events

On October 21, 2025, the Board of Directors (the “Board”) of the Company authorized an additional $500.0 million to repurchase shares of FTI Consulting’s outstanding common stock, par value $0.01 per share (“Common Stock”), pursuant to its stock repurchase program initially authorized by the Board in the amount of $100.0 million on June 2, 2016, which was increased by an additional (i) $100.0 million on May 18, 2017, (ii) $100.0 million on December 1, 2017, (iii) $100.0 million on February 21, 2019, (iv) $100.0 million on February 20, 2020, (v) $200.0 million on July 28, 2020, (vi) $200.0 million on December 3, 2020, (vii) $400.0 million on December 1, 2022, and (viii) $400.0 million on April 21, 2025, for an aggregate authorization as of October 21, 2025 of $2.3 billion (the “Stock Repurchase Program”).

As of October 21, 2025, FTI Consulting had repurchased 16,784,428 shares of its outstanding Common Stock under the Stock Repurchase Program at an average price per share of $101.26 for an aggregate cost of approximately $1.7 billion. After giving effect to Common Stock repurchases through that date and the increased authorization, FTI Consulting has approximately $500.0 million remaining available for Common Stock repurchases under the Stock Repurchase Program. No time limit has been established for the completion of the Stock Repurchase Program, and it may be suspended, discontinued or replaced by the Board at any time without prior notice.

Under the Stock Repurchase Program, FTI Consulting may repurchase its shares of its Common Stock in open-market purchases or by any other method in accordance with applicable securities laws and other laws, rules and regulations. The specific timing, price and amount of repurchases will be determined by FTI Consulting’s management, in its discretion, and will vary based on market conditions, securities law limitations and other applicable laws, rules and regulations, and other factors. The repurchases may be funded using available cash on hand or a combination of cash and available borrowings under FTI Consulting’s senior unsecured bank revolving credit facility.

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve uncertainties and risks. Forward-looking statements include statements, without limitation, regarding plans for Common Stock repurchases. When used in this Current Report on Form 8-K, words such as “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts,” “may” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements are based upon FTI Consulting’s expectations at the time it makes them and various assumptions. FTI Consulting’s expectations, beliefs and projections are expressed in good faith, and it believes there is a reasonable basis for them. However, there can be no assurance that management’s plans, expectations or forecasts will be achieved. Factors that could cause changes to FTI Consulting’s plans, expectations or forecasts include risks described under the heading “Item 1A Risk Factors” in FTI Consulting’s Form 10-K for the year ended December 31, 2024 filed with the SEC on February 20, 2025, and in FTI Consulting’s other filings with the SEC. FTI Consulting is under no duty to update any of the forward-looking statements to conform such statements to actual results or events and does not intend to do so.

ITEM 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated October 23, 2025 of FTI Consulting, Inc.

99.2	Transcript dated October 23, 2025 of FTI Consulting, Inc.

99.3	2025 Third Quarter Earnings Conference Call Presentation of FTI Consulting, Inc.

104	The Cover Page from FTI Consulting’s Current Report on Form 8-K dated October 21, 2025, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI Consulting, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTI CONSULTING, INC.

Dated: October 24, 2025	By:	/s/ CURTIS P. LU
	Name:	Curtis P. Lu
	Title:	General Counsel

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